Exhibit 20.21

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Feb-04
Card Trust			COMT 96-3	COMT 98-1
Deal Size			$500MM	$591MM
Expected Maturity(Class A):			1/15/2004	4/15/2008

Portfolio Yield***			19.86%	19.35%
LESS:	(Wt Avg Coupon **)		1.24%	6.01%
	SVC Fees **		1.21%	1.50%
	Net Charge-Offs		4.40%	4.40%

Excess Spread:		Feb-04	13.01%	7.44%
		Jan-04	14.05%	6.94%
		Dec-03	12.16%	7.42%
3-Mo Avg Excess Spread			13.07%	7.27%

Delinquents:	30 to 59 days		1.41%	1.41%
	60 to 89 days		0.99%	0.99%
	90+ days		2.26%	2.26%
Gross Monthly Payment Rate			15.22%	15.22%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Feb-04
Card Trust			COMT 99-1	COMT 99-3
Deal Size			$625MM	$500MM
Expected Maturity(Class A):			05/15/2004	7/17/2006

Portfolio Yield			19.35%	19.35%
LESS:	(Wt Avg Coupon **)		2.09%	2.26%
	SVC Fees **		1.50%	1.50%
	Net Charge-Offs		4.40%	4.40%

Excess Spread:		Feb-04	11.36%	11.19%
		Jan-04	11.42%	11.25%
		Dec-03	11.68%	11.52%
3-Mo Avg Excess Spread			11.49%	11.32%

Delinquents:	30 to 59 days		1.41%	1.41%
	60 to 89 days		0.99%	0.99%
	90+ days		2.26%	2.26%
Gross Monthly Payment Rate			15.22%	15.22%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Feb-04
Card Trust			COMT 00-2	COMT 00-3
Deal Size			$750MM	$1000MM
Expected Maturity(Class A):			06/15/2005	08/15/2007

Portfolio Yield			19.35%	19.35%
LESS:	(Wt Avg Coupon **)		7.26%	2.28%
	SVC Fees **		2.00%	2.00%
	Net Charge-Offs		4.40%	4.40%

Excess Spread:		Feb-04	5.68%	10.66%
		Jan-04	5.21%	10.75%
		Dec-03	5.69%	11.01%
3-Mo Avg Excess Spread			5.53%	10.80%

Delinquents:	30 to 59 days		1.41%	1.41%
	60 to 89 days		0.99%	0.99%
	90+ days		2.26%	2.26%
Gross Monthly Payment Rate			15.22%	15.22%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Feb-04
Card Trust			COMT 00-4	COMT 01-1
Deal Size			$1200MM	$1200MM
Expected Maturity(Class A):			10/17/2005	2/15/2008

Portfolio Yield			19.35%	19.35%
LESS:	(Wt Avg Coupon **)		5.78%	1.63%
	SVC Fees **		2.00%	2.00%
	Net Charge-Offs		4.40%	4.40%

Excess Spread:		Feb-04	7.17%	11.31%
		Jan-04	6.63%	11.24%
		Dec-03	7.12%	11.54%
3-Mo Avg Excess Spread			6.97%	11.36%

Delinquents:	30 to 59 days		1.41%	1.41%
	60 to 89 days		0.99%	0.99%
	90+ days		2.26%	2.26%
Gross Monthly Payment Rate			15.22%	15.22%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Feb-04
Card Trust			COMT 01-2	COMT 01-3
Deal Size			$1200MM	$750MM
Expected Maturity(Class A):			3/15/2006	5/15/2006

Portfolio Yield			19.35%	19.35%
LESS:	(Wt Avg Coupon **)		4.83%	4.87%
	SVC Fees **		2.00%	2.00%
	Net Charge-Offs		4.40%	4.40%

Excess Spread:		Feb-04	8.11%	8.08%
		Jan-04	7.57%	7.55%
		Dec-03	8.06%	8.04%
3-Mo Avg Excess Spread			7.92%	7.89%

Delinquents:	30 to 59 days		1.41%	1.41%
	60 to 89 days		0.99%	0.99%
	90+ days		2.26%	2.26%
Gross Monthly Payment Rate			15.22%	15.22%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Feb-04
Card Trust			COMT 01-4	COMT 01-5
Deal Size			$1000MM	$1000MM
Expected Maturity(Class A):			6/15/2004	8/15/2006

Portfolio Yield			19.35%	19.35%
LESS:	(Wt Avg Coupon **)		1.61%	4.74%
	SVC Fees **		2.00%	2.00%
	Net Charge-Offs		4.40%	4.40%

Excess Spread:		Feb-04	11.34%	8.21%
		Jan-04	11.27%	7.68%
		Dec-03	11.62%	8.17%
3-Mo Avg Excess Spread			11.41%	8.02%

Delinquents:	30 to 59 days		1.41%	1.41%
	60 to 89 days		0.99%	0.99%
	90+ days		2.26%	2.26%
Gross Monthly Payment Rate			15.22%	15.22%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Feb-04
Card Trust			COMT 01-6	COMT 01-7
Deal Size			$1300MM	$1000MM
Expected Maturity(Class A):			8/15/2008	10/15/2004

Portfolio Yield			19.35%	19.35%
LESS:	(Wt Avg Coupon **)		2.08%	3.52%
	SVC Fees **		2.00%	2.00%
	Net Charge-Offs		4.40%	4.40%

Excess Spread:		Feb-04	10.87%	9.43%
		Jan-04	10.91%	8.90%
		Dec-03	11.19%	9.39%
3-Mo Avg Excess Spread			10.99%	9.24%

Delinquents:	30 to 59 days		1.41%	1.41%
	60 to 89 days		0.99%	0.99%
	90+ days		2.26%	2.26%
Gross Monthly Payment Rate			15.22%	15.22%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Feb-04
Card Trust			COMT 01-8	COMT 02-1
Deal Size			$1000MM	$985MM
Expected Maturity(Class A):			10/16/2006	1/15/2009

Portfolio Yield			19.35%	19.35%
LESS:	(Wt Avg Coupon **)		4.17%	1.66%
	SVC Fees **		2.00%	2.00%
	Net Charge-Offs		4.40%	4.40%

Excess Spread:		Feb-04	8.78%	11.28%
		Jan-04	8.25%	11.21%
		Dec-03	8.74%	11.51%
3-Mo Avg Excess Spread			8.59%	11.34%

Delinquents:	30 to 59 days		1.41%	1.41%
	60 to 89 days		0.99%	0.99%
	90+ days		2.26%	2.26%
Gross Monthly Payment Rate			15.22%	15.22%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Feb-04
Card Trust			COMT 02-2	COMT 02-3
Deal Size			$620MM	$1350MM
Expected Maturity(Class A):			3/15/2007	4/15/2005

Portfolio Yield			19.35%	19.35%
LESS:	(Wt Avg Coupon **)		1.59%	1.90%
	SVC Fees **		2.00%	2.00%
	Net Charge-Offs		4.40%	4.40%

Excess Spread:		Feb-04	11.35%	11.05%
		Jan-04	11.28%	11.07%
		Dec-03	11.58%	11.35%
3-Mo Avg Excess Spread			11.40%	11.16%

Delinquents:	30 to 59 days		1.41%	1.41%
	60 to 89 days		0.99%	0.99%
	90+ days		2.26%	2.26%
Gross Monthly Payment Rate			15.22%	15.22%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Feb-04
Card Trust			COMT 02-4
Deal Size			$750MM
Expected Maturity(Class A):			5/15/2007

Portfolio Yield			19.35%
LESS:	(Wt Avg Coupon **)		4.44%
	SVC Fees **		2.00%
	Net Charge-Offs		4.40%

Excess Spread:		Feb-04	8.51%
		Jan-04	7.97%
		Dec-03	8.46%
3-Mo Avg Excess Spread			8.31%

Delinquents:	30 to 59 days		1.41%
	60 to 89 days		0.99%
	90+ days		2.26%
Gross Monthly Payment Rate			15.22%

>CAPITAL ONE MASTER TRUST

(*) This material is for informational purposes only and is not an offer of securities for sale in the United States.  These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

(**) Weighted Average Coupon & Servicing Fee for COMT 96-3 in Jan 04 Distribution Period are impacted by the scheduled principal reductions of $400,000,000 to Class A and $30,000,000 to Class C  that occurred on 01/15/04. Actual distributions are based on distribution period invested amount and End of Month invested amount, respectively, and the Base Rate calculation ((Weighted Ave Coupon + Servicing Fee + Servicer Interchange )/BOM Invested Amount), as set forth in the governing documents, uses actual distributions as a percentage of Beginning of Month invested amount.

(***) Portfolio Yield for COMT 96-3 in Feb 04 Distribution Period is impacted by the addition of Reserve Draw Amount and Principal Funding Account Investment earnings.